Exhibit (o)(2)


                                   Schedule A
                                   ----------

                            Eaton Vance Growth Trust
                            ------------------------

Atlanta Capital Intermediate Bond Fund     Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund      Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund             Eaton Vance Worldwide Developing
                                            Resources Fund
Eaton Vance Asian Small Companies Fund     Eaton Vance Worldwide Health Sciences
Eaton Vance Greater China Growth Fund       Fund



                          Eaton Vance Investment Trust
                          ----------------------------

Eaton Vance California Limited             Eaton Vance New Jersey Limited
 Maturity Municipals Fund                    Maturity Municipals Fund
Eaton Vance Florida Limited                Eaton Vance New York Limited Maturity
 Maturity Municipals Fund                    Municipals Fund
Eaton Vance Massachusetts Limited          Eaton Vance Ohio Limited Maturity
 Maturity Municipals Fund                    Municipals Fund
Eaton Vance National Limited               Eaton Vance Pennsylvania Limited
 Maturity Municipals Fund                    Maturity Municipals Fund


                          Eaton Vance Municipals Trust
                          ----------------------------

Eaton Vance Alabama Municipals Fund        Eaton Vance Mississippi Municipals
                                            Fund
Eaton Vance Arizona Municipals Fund        Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund       Eaton Vance National Municipals Fund
Eaton Vance California Municipals          Eaton Vance New Jersey Municipals
 Fund                                       Fund
Eaton Vance Colorado Municipals Fund       Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals         Eaton Vance North Carolina Municipals
 Fund                                       Fund
Eaton Vance Florida Municipals Fund        Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund        Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund       Eaton Vance Pennsylvania Municipals
                                            Fund
Eaton Vance Louisiana Municipals           Eaton Vance Rhode Island Municipals
 Fund                                       Fund
Eaton Vance Maryland Municipals Fund       Eaton Vance South Carolina Municipals
                                            Fund
Eaton Vance Massachusetts Municipals Fund  Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund       Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund      Eaton Vance West Virginia Municipals
                                            Fund


                         Eaton Vance Municipals Trust II
                         -------------------------------

Eaton Vance Florida Insured                Eaton Vance High Yield Municipals
 Municipals Fund                            Fund
Eaton Vance Hawaii Municipals Fund         Eaton Vance Kansas Municipals Fund




                                      A-1


Exho2.doc

                         Eaton Vance Mutual Funds Trust
                         ------------------------------

Eaton Vance Floating-Rate Fund             Eaton Vance Tax-Managed Equity Asset
                                            Allocation Fund*
Eaton Vance Floating-Rate High Income      Eaton Vance Tax-Managed Growth
 Fund                                       Fund 1.1
Eaton Vance Government Obligations         Eaton Vance Tax-Managed Growth
 Fund                                       Fund 1.2
Eaton Vance High Income Fund               Eaton Vance Tax-Managed International
                                            Growth Fund
Eaton Vance Municipal Bond Fund            Eaton Vance Tax-Managed Mid-Cap Core
                                            Fund*
Eaton Vance Strategic Income Fund          Eaton Vance Tax-Managed Small-Cap
                                            Value Fund*
Eaton Vance Tax-Managed Multi-Cap          Eaton Vance Tax-Managed Value Fund
 Opportunity Fund*
Eaton Vance Tax-Managed Small-Cap          Eaton Vance Tax-Managed Young
 Growth Fund 1.1*                           Shareholder Fund
Eaton Vance Tax-Managed Small-Cap
 Growth Fund 1.2*



                      Eaton Vance Special Investment Trust
                      ------------------------------------

Eaton Vance Balanced Fund                  Eaton Vance Small-Cap Growth Fund **
Eaton Vance Emerging Markets Fund          Eaton Vance Special Equities Fund
Eaton Vance Greater India Fund             Eaton Vance Utilities Fund
Eaton Vance Growth & Income Fund



                        Eaton Vance Income Fund of Boston
                        ---------------------------------




* Effective March 1, 2002
**Effective May 1, 2002







                                      A-2


Exho2.doc